Exhibit 99.6



POOL SUMMARY DATA                                                        Group 2
-----------------
Agency Conforming             % of pool                                   35.52%
Non Conforming                % of pool                                   64.48%
Prefunding (if any)           % of pool                                    0.00%
No of Loans                                                                2,970
Average Loan Size                                                       $323,757
WAC                                                                        6.71%
WA LTV                                                                    82.84%
% First Lien                                                             100.00%
% Owner Occ                                                               98.35%
% Purchase                                                                68.33%
% Cash out                                                                30.01%
% Full Doc                                                                58.00%
% Reduced/Limited Doc                                                      0.00%
% Stated Income                                                           42.00%
WA FICO                                                                      686
FICO Range                                                            640 to 816
Floating Rate Mortgages       % of pool                                   80.67%
Fixed Rate                    % of pool                                   19.33%
LTVs > 80%                                                                34.97%
LTV s> 90%                                                                13.23%
IO Mortgages                  % of pool                                   88.94%
LOAN SIZE                                                                  0.35%
---------
Loans < 100k                  % of pool                                    0.00%
Loans < 75k                   % of pool                                   58.64%
Loans > 350k                  % of pool                                   17.34%
Loans > 500k                  % of pool                                    1.49%
Loans > 750k                  % of pool
DTI

GEOGRAPHIC
California                                                                57.39%
North California                                                          15.41%
South California                                                          41.98%
New York                                                                   2.04%
Illinois                                                                   1.53%
Virginia                                                                   3.24%
New Jersey                                                                 1.87%
Florida                                                                    6.41%
Nevada                                                                     3.51%
Maryland                                                                   2.63%
Georgia                                                                    1.21%
Single Prop                                                               70.13%
PUD                                                                       18.26%
2-4 Family                                                                 2.85%

FICO
Unknown                                                                    0.00%
Fico < 600                                                                 0.00%
Fico < 575                                                                 0.00%
Fico < 550                                                                 0.00%
Below 525                                                                  0.00%
526 to 550                                                                 0.00%
551 to 575                                                                 0.00%
576 to 600                                                                 0.00%
601 to 625                                                                 0.00%
626 to 650                                                                16.61%
651 to 675                                                                32.39%
676 to 700                                                                23.38%
Above 700                                                                 27.62%

Insurance                     any MI. plse provide summary                35.00%
DELINQUENCIES
30-59 day past

Excess spread